                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): January 4, 2001




                               INSMED INCORPORATED
             (Exact name of registrant as specified in its charter)



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

              VIRGINIA                                    0-30739                       54-1972729
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(State or other jurisdiction of                   (Commission File Number)          (I.R.S. Employer
          incorporation)                                                           Identification No.)

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                    800 East Leigh Street, Richmond, VA 23219
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (804) 828-6893
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ITEM 5.       OTHER EVENTS

              On January 4, 2001, Insmed Incorporated issued a press release announcing the results following a full analysis of its recently completed clinical trial of Type 2 diabetes patients treated with INS-1 in combination with sulfonylureas. Insmed also announced in the press release that Insmed's management team will host a conference call on Friday, January 5 at 8:00 a.m. EST to discuss these results. The dial-in number is 800-289-0437 (domestic) or 913-981-5508 (international). The reference code is 509579. A replay of the call will be available from 11:00 a.m. EST, Friday, January 5 through 11:00 a.m. EST, Friday, January 12, 2001. The replay dial-in number is 888-203-1112 (domestic) or 719-457-0820 (international). A copy of the press release is attached hereto as
              Exhibit 99.1 and is incorporated herein by reference. The press release was also posted on Insmed's website on January 4, 2001.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)           Exhibit

                  99.1              Press Release dated January 4, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INSMED INCORPORATED



Date: January 4, 2001                       By:    /s/ Michael D. Baer
                                                   ---------------------
                                                   Michael D. Baer
                                                   Chief Financial Officer
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                               INSMED INCORPORATED
                                INDEX TO EXHIBITS


Exhibit Number

99.1     Press Release dated January 4, 2001.